(10)(a) Independent Auditors' Consent

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Glenbrook Life Multi-Manager Variable Account of Glenbrook Life and Annuity Company on Form N-4 of our report dated February 25, 2000 relating to the financial statements and the related financial statement schedule of Glenbrook Life and Annuity Company, and our report dated March 27, 2000 relating to the financial statements of Glenbrook Life Multi-Manager Variable Account, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Glenbrook Life Multi-Manager Variable Account of Glenbrook Life and Annuity Company), which is part of such Registration Statement, and to the references to us under the heading "Experts" in such Prospectus and Statement of Additional Information.



Chicago, Illinois
February 9, 2001

(10)(b) Consent of Foley & Lardner


                                 Foley & Lardner
                                attorneys at law


                                   CONSENT OF
                                 FOLEY & LARDNER


     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus included in the initial Form N-4 Registration Statement of Glenbrook Life Multi-Manager Variable Account, filed on February 9, 2001.


                                            /s/  Foley & Lardner
                                            FOLEY & LARDNER


Washington, D.C.
February 9, 2001